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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 29, 2004
                                                           -------------

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       0-49952                 06-1504091
      --------                      ---------                ----------
(State or other jurisdiction of    (Commission              (IRS Employer
      incorporation)               File Number)             Identification No.)

                12 E. Broad Street, Hazleton, Pennsylvania 18201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (570) 459-3700
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)









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ITEM 7.    FINANCIAL STATEMENTS AND OTHER EXHIBITS
           ---------------------------------------

      Exhibit 99.1    Press release dated July 29, 2004

ITEM 9.    REGULATION FD DISCLOSURE AND
           ----------------------------

ITEM 12.   RESULTS OF OPERATION AND FINANCIAL CONDITION
           --------------------------------------------

      On July 29, 2004, Northeast Pennsylvania Financial Corp. (the "Company") issued a press release that announced (1) that it had declared a $0.06 cash dividend for the fiscal quarter ended June 30, 2004 payable on August 26, 2004 to shareholders on record as of August 12, 2004 and (2) its financial results for the quarter ended June 30, 2004. The press release announcing the dividend and the financial results for the quarter ended June 30, 2004 is filed as
Exhibit 99.1 and incorporated herein by reference.

      The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 30, 2004                     By: /s/ Jerry D. Holbrook
                                             -----------------------------------
                                             Jerry D. Holbrook
                                             Chief Financial Officer



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